                                                                      EXHIBIT 21

                             AS OF DECEMBER 31, 2006

    A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES
  UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD
                    NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
1227844 Ontario Ltd.                                                        CANADA (Ontario)
4G Media Ltd.                                                               Turks & Caicos
4G Media Ltd.                                                               BVI
ACTV Entertainment, Inc.                                                    NY
ACTV Intellocity GmbH                                                       GERMANY
ACTV International BV                                                       NETHERLANDS
ACTV, Inc.                                                                  DE
Advision, LLC                                                               DE
AEI Music Network, Inc.                                                     WA
Affiliate Marks Investments, Inc.                                           DE
Affiliate Investment, Inc.                                                  DE
Affiliate Relations Holdings, Inc.                                          DE
Affiliate Sales & Marketing, Inc.                                           DE
AltaDena Productions, LLC                                                   DE
Anchor Bay Entertainment Australia PTY LTD                                  AUSTRALIA
Anchor Bay Entertainment Canada, Corp.                                      NOVA SCOTIA
Anchor Bay International Limited                                            CANADA
Aries Pictures LLC                                                          CO
Ascent Entertainment Group, Inc.                                            DE
Associated Information Services Corporation                                 DE
Associated PCN Holding Corporation                                          DE
Barefoot Acquisition, LLC                                                   DE
BDTV II Inc.                                                                DE
BDTV III Inc.                                                               DE
BDTV Inc.                                                                   DE
BDTV IV, Inc.                                                               DE
BET Movies/STARZ!3, LLC                                                     DE
Betmart Limited                                                             UK
BettingCorp. UK Ltd.                                                        UK
BOCOO Media, LLC                                                            DE
BOCOO Online, LLC                                                           DE
BuySeasons, Inc.                                                            UK
CableSoft Corporation                                                       DE
CDirect Mexico I, Inc.                                                      DE
CDirect Mexico II, Inc.                                                     DE
Chalk Line Productions, LLC                                                 DE
Columbia Exchange Systems Ltd.                                              CANADA
Commerce Technologies, Inc.                                                 NY
Communication Capital Corp.                                                 DE
Connectid, LLC                                                              DE
Corcom, Inc. [dba Don Best Sports]                                          DE
CVN Companies, Inc.                                                         MN

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
                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
CVN Direct Marketing Corp.                                                  MN
CVN Distribution Co., Inc.                                                  MN
CVN Management, Inc.                                                        MN
CVN Michigan, Inc.                                                          MN
Diamonique Canada Holdings, Inc.                                            DE
Diamonique Corporation                                                      NJ
Digital ADCO, Inc.                                                          DE
Digital Entertainment Limited                                               UK
Diversion Entertainment, LLC                                                DE
Dry Creek Productions LLC                                                   CO
EI Holdings, Inc.                                                           CO
Encore Asia Management Limited                                              HONG KONG
Encore International Newco, LLC                                             CO
Encore London Limited                                                       DE
Equipment OCV, Inc.                                                         DE
ER Development International, Inc.                                          PA
ER Marks, Inc.                                                              DE
EZShop International, Inc.                                                  DE
Fanball UK Limited                                                          UK
Fantasy Sports Acquisition, LLC                                             DE
Film Roman California, LLC                                                  DE
Film Roman, LLC                                                             DE
FUN Technologies Corp.                                                      DE
FUN Technologies Inc.                                                       UK
FUN Technologies plc Columbia Exchange Systems Limited                      UK
Game Show Enterprises, LLC                                                  DE
Game Show Network Music, LLC                                                DE
Georgina Productions, LLC                                                   DE
Gold Striped Shirt, LLC                                                     DE
GSN Music, LLC                                                              DE
GSN Texas, L.P.                                                             DE
Health Ventures Partners G.P.                                               PA
Hotel Digital Network Inc.                                                  CA
HyperTV Networks, Inc.                                                      DE
IC Marks, Inc.                                                              DE
IDT Entertainment Canada, Corp. (unlimited liability company)               NOVA SCOTIA
IDT Entertainment Film Productions Puerto Rico Corp.                        PUERTO RICO
IM Experience, Inc.                                                         PA
Influence Marketing Corp (dba QVC @ theMall) [Unlimited Liability Corp.]    NOVA SCOTIA
Influence Marketing Services, Inc.                                          CANADA (Ontario)
Ingenius                                                                    CO
Innovative Retailing, Inc.                                                  DE
Intellocity USA, Inc.                                                       DE
iQVC GmbH                                                                   GERMANY
KSI, Inc.                                                                   DE
LBTW I, Inc.                                                                CO
LBTW II, Inc.                                                               CO
LBTW III, Inc.                                                              CO
LDIG Aloy, Inc.                                                             DE
LDIG Cars, Inc.                                                             DE
LDIG Film, Inc.                                                             DE
LDIG Financing LLC                                                          DE
LDIG Food, Inc.                                                             DE
LDIG Gamenet, Inc.                                                          DE

                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
LDIG House, Inc.                                                            DE
LDIG ICTV Corp.                                                             DE
LDIG Koz, Inc.                                                              DE
LDIG NL, Inc.                                                               DE
LDIG Online Retail, Inc.                                                    DE
LDIG Order, Inc.                                                            DE
LDIG OTV, Inc.                                                              DE
LDIG Respond, Inc.                                                          DE
LDIG UGON, Inc.                                                             DE
LDIG, LLC                                                                   DE
Level 13 Entertainment, LLC                                                 DE
Liberty Academic Systems Holdings, Inc.                                     CO
Liberty AEG, Inc.                                                           DE
Liberty Aero, LLC                                                           DE
Liberty AGI, LLC                                                            DE
Liberty Animal Planet, LLC                                                  CO
Liberty Associated Holdings LLC                                             DE
Liberty Associated, Inc.                                                    DE
Liberty ATCL, Inc.                                                          CO
Liberty Auction Holdings LLC                                                DE
Liberty Auction, Inc.                                                       DE
Liberty BBandnow Holdings, LLC                                              DE
Liberty BBandnow, Inc.                                                      DE
Liberty BC Capital, LLC                                                     DE
Liberty BETI, Inc.                                                          DE
Liberty Broadband Interactive Television, Inc.                              DE
Liberty Centennial Holdings, Inc.                                           DE
Liberty Challenger, LLC                                                     DE
Liberty Citation, Inc.                                                      DE
Liberty CM, Inc.                                                            DE
Liberty CNBC, Inc.                                                          CO
Liberty Crown, Inc.                                                         DE
Liberty CSG Cash, LLC                                                       DE
Liberty CSG Warrants, LLC                                                   DE
Liberty Denver Arena LLC                                                    DE
Liberty Entertainment, Inc.                                                 DE
Liberty Equator, Inc.                                                       DE
Liberty ETC Holdings, LLC                                                   DE
Liberty ETC, LLC                                                            DE
Liberty EVNT, Inc.                                                          DE
Liberty Finance LLC                                                         DE
Liberty Freedom, Inc.                                                       CANADA
Liberty Geonet, Inc.                                                        DE
Liberty GI II, Inc.                                                         DE
Liberty GI, Inc.                                                            DE
Liberty GIC. Inc.                                                           CO
Liberty HSN II, Inc.                                                        DE
Liberty IATV Events, Inc.                                                   DE
Liberty IATV Holdings, Inc.                                                 DE
Liberty IATV, Inc.                                                          DE
Liberty IB2, LLC                                                            DE
Liberty ICGX, Inc.                                                          DE
Liberty International B-L LLC                                               DE
Liberty Java, Inc.                                                          CO

                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
Liberty KI, Inc.                                                            DE
Liberty KV Holdings, Inc.                                                   DE
Liberty KV Partners I, LLC                                                  DE
Liberty Lightspan Holdings, Inc.                                            CO
Liberty LQ VII, LLC                                                         DE
Liberty LSAT II, Inc.                                                       DE
Liberty LSAT, Inc.                                                          DE
Liberty MCNS Holdings, Inc.                                                 CO
Liberty Media LLC                                                           DE
Liberty MicroUnity Holdings, Inc.                                           CO
Liberty MLP, Inc.                                                           CO
Liberty NC II, Inc.                                                         DE
Liberty NC III, Inc.                                                        DE
Liberty NC IV, Inc.                                                         DE
Liberty NC IX, Inc.                                                         DE
Liberty NC V, Inc.                                                          DE
Liberty NC VI, Inc.                                                         DE
Liberty NC VII, Inc.                                                        DE
Liberty NC VIII, Inc.                                                       DE
Liberty NC XII, Inc.                                                        DE
Liberty NC XIII, Inc.                                                       DE
Liberty NC, Inc.                                                            DE
Liberty NEA, Inc.                                                           DE
Liberty Next, Inc.                                                          DE
Liberty NP, Inc.                                                            DE
Liberty Online Health KI Holdings, Inc.                                     CO
Liberty Online Health RN Holdings, Inc.                                     CO
Liberty PCLN, Inc.                                                          DE
Liberty PL2, Inc.                                                           DE
Liberty PL3, LLC                                                            DE
Liberty Prime, Inc.                                                         DE
Liberty Programming Company LLC                                             DE
Liberty Property Holdings, Inc.                                             DE
Liberty QS, Inc.                                                            DE
Liberty QVC Holding, LLC                                                    DE
Liberty Replay, Inc.                                                        DE
Liberty Satellite & Technology, Inc.                                        DE
Liberty Satellite, LLC                                                      DE
Liberty Sling, Inc.                                                         DE
Liberty SMTRK of Texas, Inc.                                                CO
Liberty SMTRK, LLC                                                          DE
Liberty Tower, Inc.                                                         DE
Liberty TP Holdings, Inc.                                                   DE
Liberty TP Investment, LLC                                                  DE
Liberty TP LLC                                                              DE
Liberty TP Management, Inc.                                                 DE
Liberty TSAT, Inc.                                                          DE
Liberty TWSTY II, Inc.                                                      CO
Liberty TWSTY III, Inc.                                                     CO
Liberty VF, Inc.                                                            DE
Liberty Virtual I/O, Inc.                                                   CO
Liberty Virtual Pets, LLC                                                   DE
Liberty WDIG, Inc.                                                          DE
Liberty WF Holdings LLC                                                     DE

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
                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
Liberty WF, Inc.                                                            DE
Liberty Wireless 1, Inc.                                                    DE
Liberty Wireless 10, Inc.                                                   DE
Liberty Wireless 11, Inc.                                                   DE
Liberty Wireless 2, Inc.                                                    DE
Liberty Wireless 3, Inc.                                                    DE
Liberty Wireless 4, Inc.                                                    DE
Liberty Wireless 5, Inc.                                                    DE
Liberty Wireless 6, Inc.                                                    DE
Liberty Wireless 7, Inc.                                                    DE
Liberty Wireless 8, Inc.                                                    DE
Liberty Wireless 9, Inc.                                                    DE
Liberty XMSR, Inc.                                                          DE
LMC Bay Area Sports, Inc.                                                   CO
LMC BET Holdings LLC                                                        DE
LMC BET, LLC                                                                CO
LMC Capital LLC                                                             DE
LMC Denver Arena, Inc.                                                      DE
LMC IATV Events, LLC                                                        DE
LMC IATV Events, LLC                                                        DE
LMC Information Services, LLC                                               DE
LMC Request, Inc.                                                           CO
LMC Silver King, Inc.                                                       CO
LMC USA IX, Inc.                                                            DE
LMC USA VIII, Inc.                                                          DE
LMC USA XI, Inc.                                                            DE
LMC USA XII, Inc.                                                           DE
LMC USA XIII, Inc.                                                          DE
LMC USA XIV, Inc.                                                           DE
LMC USA XV, Inc.                                                            DE
LMC Wireless 1, LLC                                                         DE
LMC Wireless 2, LLC                                                         DE
LMC Wireless 3, LLC                                                         DE
LMC Wireless 4, LLC                                                         DE
LMC Wireless 5, LLC                                                         DE
LMC Wireless 6, LLC                                                         DE
LMC Wireless Holdings, LLC                                                  DE
LMC Wireless IV, LLC                                                        DE
LMC/LSAT Holdings, Inc.                                                     DE
LQ III, Inc.                                                                DE
LQ IV, Inc.                                                                 DE
LQ V, Inc.                                                                  DE
LQ VI, LLC                                                                  DE
LSAT Astro LLC                                                              DE
LTP Wireless 1, LLC                                                         DE
LTWX I, Inc.                                                                CO
LTWX II, Inc.                                                               CO
LTWX III, Inc.                                                              CO
LTWX IV, Inc.                                                               CO
LTWX V, Inc.                                                                CO
Manga Entertainment Limited                                                 UK
Manga Entertainment, LLC                                                    DE
Maxide Acquisition, Inc.                                                    DE
Maxide Music, Inc.                                                          DE

                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
Media Online Services, Inc.                                                 DE
Millcreek Holdings, LLC                                                     DE
Montana Productions, LLC                                                    DE
Namor Productions, LLC                                                      DE
Octopi LLC                                                                  DE
On Command Argentina, SRL                                                   Argentina
On Command Canada, Inc.                                                     Canada
On Command Corporation                                                      DE
On Command Development Corporation                                          DE
On Command Video Corporation                                                DE
ONCO-HTV, Inc.                                                              DE
OpenGaming Ltd.                                                             ISRAEL
OpenPlay (BVI) Ltd.                                                         BVI
OpenTV (Cayman) Digital Solutions                                           CAYMAN ISLANDS
OpenTV Advertising Holdings, Inc.                                           DE
OpenTV AG                                                                   SWITZERLAND
OpenTV Australia Pty. Ltd.                                                  AUSTRALIA
OpenTV Corp.                                                                British Virgin Islands
OpenTV Europe S.A.S.                                                        FRANCE
OpenTV GmbH                                                                 GERMANY
OpenTV Holding N.V.                                                         Netherlands Antilles
OpenTV Holdings B.V.                                                        NETHERLANDS
OpenTV Hong Kong Pte Limited                                                HONG KONG
OpenTV Iberia SL                                                            SPAIN
OpenTV Interactive Software (Beijing) Co. Ltd.                              CHINA
OpenTV Japan K.K.                                                           JAPAN
OpenTV UK Limited                                                           UK
OpenTV US Holdings Inc.                                                     DE
OpenTV US Investments, Inc.                                                 DE
OpenTV, Inc.                                                                DE
Overture Films, LLC                                                         DE
Picture Finance Group, LLC                                                  DE
Pioneer Studios, Inc.                                                       DE
Provide Commerce, Inc.                                                      DE
Puerto Rico Video Entertainment Corporation                                 DE
Q The Music, Inc.                                                           DE
Q2, Inc.                                                                    NY
QC Marks, Inc.                                                              DE
QCom TV, Inc.                                                               DE
QDirect Ventures, Inc.                                                      DE
QExhibits, Inc.                                                             DE
QHealth, Inc.                                                               DE
QK Holdings, Inc.                                                           DE
QRT Enterprises L.P.
QS Holdings, Inc.                                                           DE
QVC [English Unlimited Liability Company]                                   GREAT BRITAIN
QVC Britain [English Unlimited Liability Company]                           ENGLAND
QVC Britain I Limited [English limited liability company]                   ENGLAND
QVC Britain I, Inc.                                                         DE
QVC Britain II, Inc.                                                        DE
QVC Britain III, Inc.                                                       DE
QVC Call Center GmbH & Co. KG                                               GERMANY
QVC Call Center Verwaltungs-GmbH                                            GERMANY
QVC Chesapeake, Inc.                                                        VA

                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
QVC China Domain Limited                                                    HONG KONG
QVC China, Inc.                                                             DE
QVC de Mexico de S. de R.L. de C.V.                                         MEXICO
QVC Delaware, Inc.                                                          DE
QVC Deutschland Inc. & Co. KG (a partnership)                               GERMANY
QVC eDistribution Inc. & Co. KG                                             GERMANY
QVC eProperty Management GmbH & Co. KG                                      GERMANY
QVC eService Inc. & Co. KG                                                  GERMANY
QVC Germany I, Inc.                                                         DE
QVC Germany II, Inc.                                                        DE
QVC Grundstucksverwaltungs GmbH                                             GERMANY
QVC GV Real Estate GmbH & Co. KG                                            GERMANY
QVC Handel GmbH                                                             GERMANY
QVC International, Inc.                                                     DE
QVC Investment, LLC                                                         CO
QVC Japan Holdings, Inc.                                                    DE
QVC Japan Services, Inc.                                                    DE
QVC Japan, Inc.                                                             JAPAN
QVC Local, Inc.                                                             DE
QVC Management GmbH                                                         GERMANY
QVC Mexico II, Inc.                                                         DE
QVC Mexico III, Inc.                                                        DE
QVC Mexico, Inc.                                                            DE
QVC of Thailand, Inc.                                                       DE
QVC Productworks, Inc.                                                      DE
QVC Properties, Inc.                                                        BRITAIN
QVC Publishing, Inc.                                                        DE
QVC Realty, Inc.                                                            PA
QVC Rocky Mount, Inc.                                                       NC
QVC RS Naples, Inc.                                                         FL
QVC San Antonio, Inc.                                                       TX
QVC Satellite, Ltd                                                          JAPAN
QVC St. Lucie, Inc.                                                         FL
QVC Studio GmbH                                                             GERMANY
QVC, Inc.                                                                   DE
QVC-QRT, Inc.                                                               DE
RS Marks, Inc.                                                              DE
RS Myrtle Beach, Inc.                                                       SC
Satellite MGT, Inc.                                                         DE
Savor North Carolina, Inc.                                                  NC
SEG Investments, Inc.                                                       DE
Sheepish, LLC                                                               DE
SkillJam EU Limited                                                         UK
SkillJam Technologies Corporation                                           DE
Spectradyne International, Inc.                                             DE
SpotOn International Ltd.                                                   BERMUDA
Spyglass Integration, Inc.                                                  DE
Spyglass, Inc.                                                              DE
Starz Animation Slate, LLC                                                  DE
Starz Animation Special Projects, LLC                                       DE
Starz Australia Holdings PTY Ltd.                                           AUSTRALIA
Starz Canada Holdings I B.V.                                                NETHERLANDS
Starz Canada Holdings I Co. (unlimited liability company)                   NOVA SCOTIA
Starz Canada Holdings II B.V.                                               NETHERLANDS

                                                                            State/Country
Name                                                                        of Formation
----                                                                        ------------
Starz Canada Holdings II Co. (unlimited liability company)                  NOVA SCOTIA
Starz Digital, LLC (fka IDT Entertainment Digital, Inc.)                    DE
Starz Entertainment, LLC                                                    CO
Starz Foreign Holdings B.V.                                                 NETHERLANDS
Starz Foreign Holdings, LLC                                                 DE
Starz Home Entertainment UK Limited                                         UK
Starz Home Entertainment, LLC                                               DE
Starz Latin, LLC                                                            DE
Starz Media Holdings, LLC                                                   DE
Starz Media Holdings, LLC                                                   DE
Starz Media, LLC                                                            DE
Starz Presents, LLC                                                         DE
Starz Productions, LLC                                                      DE
Starz R2 Video, L.P.                                                        CA
Starz R2Communications, LLC                                                 DE
Starz UK Holdings Limited                                                   UK
Starz Worldwide Distribution, LLC                                           DE
Starz, LLC                                                                  DE
Static 2358 France S.A.S.                                                   FRANCE
Static 2358 Holdings Limited                                                UK
Static 2358 Limited                                                         UK
Static 2358, Inc.                                                           CA
TATV, Inc.                                                                  DE
TBH Marks, Inc.                                                             DE
Texas Game Ball, LLC                                                        DE
Texas Winnie, LLC                                                           DE
The Box Music Network S.L.                                                  SPAIN
The Box Worldwide-Europe, B.V.                                              NETHERLANDS
The Hotel Networks, Inc.                                                    DE
TOBH, Inc.                                                                  DE
TP Middle East, LLC                                                         DE
TruePosition China, LLC                                                     DE
TruePosition, Inc.                                                          DE
TSAT Holding 1, Inc.                                                        DE
TSAT Holding 2, Inc.                                                        DE
Video Jukebox Network Europe, Ltd.                                          UK
Virgin Islands Video Entertainment Corporation (dba Hotel Video Services)   DE
Wink Communications, Inc.                                                   DE
Wink Interactive, Inc.                                                      DE
WorldWinner.com, Inc.                                                       DE
X*PRESS Electronic Services, Ltd.                                           CO
X*PRESS Information Services, Ltd.                                          CO
Yankee Irving, LLC                                                          DE